                                                                   Exhibit 10.73

                                 AMENDMENT NO. 9

         THIS AMENDMENT NO. 9 (this "Amendment"), dated as of January 24, 2002,
                                     ---------
is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"),
                                                                 --------
GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L Industries"), the
                                                        --------------
other Domestic Subsidiaries of the Borrower (each a "Guarantor", and together
                                                     ---------
with G&L Industries, the "Guarantors"), the Lenders identified on the signature
                          ----------
pages hereto (the "Lenders") and FIRST UNION NATIONAL BANK, as Agent for the
                   -------
Lenders (the "Agent").
              -----

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended from time to time prior to the date hereof (the "Existing Credit
                                                            ---------------
Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the
---------
Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or
                      -------------------
the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement
                   ------------------------
as amended hereby.


                  "Amendment No. 9 Effective Date" is defined in Subpart 3.1.
                   ------------------------------                -----------

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the
                      -----------------
context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 9 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1.      Section 1.1.
                           -----------

                  (a) The following definitions appearing in Section 1.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

                  "Loan" shall mean an Overadvance Loan, a Revolving Loan, a
                   ----
         Swingline Loan and/or the Term Loans, as appropriate.

                  "Mandatory Borrowing" shall have the meaning set forth in
                   -------------------
         Section 2.1A(b)(ii), Section 2.3(b)(ii) or Section 2.4(e).

                  "Note" or "Notes" shall mean the Overadvance Note, the
                   ----      -----
         Revolving Notes, the Swingline Note and/or the Term Notes, collectively, separately or individually, as appropriate.

                  (b) The following new definitions are hereby added to Section
1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

                  "Overadvance Commitment" shall mean the commitment of the
                   ----------------------
         Overadvance Lender to make Overadvance Loans in an aggregate principal amount at any time outstanding up to the Overadvance Committed Amount, and the commitment of the Lenders to purchase participation interests in the Overadvance Loans as provided in Section 2.1A(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

                  "Overadvance Committed Amount" shall mean the amount of the
                   ----------------------------
         Overadvance Lender's Overadvance Commitment as specified in Section 2.1A(a).

                  "Overadvance Lender" shall mean First Union, in its capacity
                   ------------------
         as such.

                  "Overadvance Loans" shall have the meaning set forth in
                   -----------------
         Section 2.1A.

                  "Overadvance Note" shall mean the promissory note of the
                   ----------------
         Borrower in favor of the Overadvance Lender evidencing the Overadvance Loans provided pursuant to Section 2.1A(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Overadvance Termination Date" shall mean February 22, 2002.
                   ----------------------------

         SUBPART 2.2. Revolving Loans. Article II of the Existing Credit
                      ---------------
Agreement is hereby amended by adding the following new Section 2.1A immediately after Section 2.1:

                   Section 2.1A      Overadvance Loans.
                                     -----------------

                  (a) Overadvance Commitment. Until the Overadvance Termination
                      ----------------------
          Date, subject to the terms and conditions hereof, the Overadvance Lender, in its individual capacity, may, in its sole and absolute discretion, make certain revolving credit loans to the Borrower (each, an "Overadvance Loan" and collectively, the "Overadvance Loans")
              ----------------                         -----------------
         for the purposes hereinafter set forth; provided, however, (i) the
                                                 -----------------
         aggregate amount of Overadvance Loans outstanding at any time shall not exceed $10,000,000 (the "Overadvance Committed Amount"), and (ii) the
                                  ----------------------------
         sum of the aggregate amount of outstanding Revolving Loans plus
                                                                    ----
         Swingline Loans plus LOC Obligations plus Overadvance Loans shall not
                         ----                 ----
         exceed the lesser of the aggregate Revolving Committed Amount then in effect and the Borrowing Base plus the Overadvance Committed Amount;
                                       ----
         and provided further that the Overadvance Lender may make the
             ----------------
         Overadvance Loans so long as the conditions specified in Section 4.2 are then satisfied, other than any condition that fails to be satisfied solely as a result of the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations plus
                         ----                 ----                 ----
         Overadvance Loans (after giving effect thereto) exceeding the Borrowing Base. Overadvance Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                  (b)      Overadvance Loan Borrowings.
                           ---------------------------

                           (i) Notice of Borrowing and Disbursement. The
                               ------------------------------------
                  Overadvance Lender may, in its sole discretion, make Overadvance Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 12:00 Noon (Charlotte, North Carolina time) on such Business Day. A notice of request for Overadvance Loan borrowing shall be made in the form of Schedule 2.1(b)(i) with appropriate
                                 ------------------
                  modifications. Overadvance Loan borrowings hereunder shall be made in minimum amounts of $100,000 and in integral amounts of $100,000 in excess thereof.

                           (ii) Repayment of Overadvance Loans. Each Overadvance
                                ------------------------------
                  Loan borrowing shall be due and payable on demand, and in any event, no later than on the Overadvance Termination Date. The Overadvance Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Agent, demand repayment of its Overadvance Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Overadvance Loans; provided, however, that, in the following
                         --------  -------
                  circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (i) the Overadvance Termination Date, (ii) the occurrence of any Event of Default described in Section 7.1(e), (iii) upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e) or any other Event of Default, and (iv) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefore as provided herein being hereinafter referred to as a "Mandatory Borrowing"). Each
                                                -------------------
                  Lender hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date so long as the conditions specified in Section 4.2 are then satisfied, but notwithstanding (I) the amount of Mandatory
                                 ---------------
                  Borrowing may not comply with the
                  minimum amount for borrowings of Revolving Loans otherwise required hereunder, (II) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (III) the date of such Mandatory Borrowing, or (IV) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Borrowing or contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or as a result of the failure of the conditions in Section 4.2 to be satisfied), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Overadvance Lender such participations in the outstanding Overadvance Loans as shall be necessary to cause each such Lender to share in such Overadvance Loans ratably based upon the respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2); provided that (A) all
                                                        --------
                  interest payable on the Overadvance Loans shall be for the account of the Overadvance Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Overadvance Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (c) Interest on Overadvance Loans. Subject to the provisions
                      -----------------------------
         of Section 2.9, Overadvance Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage
                                               ----
         for Revolving Loans. Interest on Overadvance Loans shall be payable in arrears on the Overadvance Termination Date.

                 (d) Overadvance Note. The Overadvance Loans shall be evidenced
                     ----------------
         by a duly executed promissory note of the Borrower to the Overadvance Lender in the original amount of the Overadvance Committed Amount and substantially in the form of Schedule 2.1A(d).
                                      ----------------

         SUBPART 2.3. Commitment Fee. Section 2.5(a) of the Existing Credit
                      --------------
Agreement is hereby amended by adding the phrase "and Overadvance Loans" immediately after the phrase "Swingline Loans" therein.


         SUBPART 2.4. Commitment Reductions. Section 2.6 of the Existing Credit
                      ---------------------
Agreement is hereby amended by adding the following new paragraph (d) after paragraph (c) thereof:

                  (d) Overadvance Termination Date. The Overadvance Commitment
                      ----------------------------
         shall automatically terminate on the Overadvance Termination Date.

         SUBPART 2.5. Prepayments.
                      -----------

                  (a) Optional Prepayments. Section 2.7(a) of the Existing
                      --------------------
         Credit Agreement is hereby amended by (i) adding the phrase "and Overadvance Loans" after the phrase "Swingline Loans" in the first sentence thereof, (ii) adding the phrase ", Overadvance Loans" immediately after the phrase "Swingline Loan" in the penultimate sentence thereof and (iii) deleting the third sentence thereof in its entirety and substituting in lieu thereof the following:

                  Subject to the foregoing terms and notwithstanding anything to the contrary contained in Section 9.7, amounts prepaid under this Section 2.7(a) shall, until the later of the Overadvance Termination Date and the date on which all obligations under the Overadvance Loans shall be satisfied in full in accordance with the terms of this Agreement, be applied to the Overadvance Loans and thereafter, shall be applied as the Borrower may elect; provided that if the Borrower fails to
                                      --------
                  specify the application of an optional prepayment then such prepayment shall be applied first to Overadvance Loans, if any, second to Revolving Loans and then pro rata to the
                                                          --------
                  remaining principal installments of the Term Loans, in each case first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities.

                  (b) Mandatory Prepayments. Section 2.7(b)(ix) of the Existing
                      ---------------------
         Credit Agreement is hereby amended by deleting the first word "All" and substituting in lieu thereof the following:

                  Notwithstanding anything to the contrary contained in Section 9.7, all amounts required to be paid pursuant to this Section 2.7(b) shall, until the later of the Overadvance Termination Date and the date on which all obligations under the Overadvance Loans shall be satisfied in full in accordance with the terms of this Agreement, be applied first to the repayment of any outstanding Overadvance Loans. Thereafter, all

         SUBPART 2.6. Schedules to Credit Agreement. The schedules of the
                      -----------------------------
Existing Credit Agreement are hereby amended by adding the attached Schedule
                                                                    --------
2.1A(d) as a new Schedule 2.1A(d) to the Credit Agreement.
-------

         SUBPART 2.7. Security Agreement. Section 11 of the Security Agreement
                      ------------------
is hereby amended by deleting clause "third" thereof in its entirety and
                                      -----
substituting in lieu thereof the following:

                  third, until the later of the Overadvance Termination Date and
                  -----
                  the date on which all obligations with respect to the Overadvance Loans shall be satisfied in full in accordance with the terms of the Credit Agreement, to any amounts outstanding with respect to the Overadvance Loans, and thereafter, to the principal amount of the Secured Obligations

         SUBPART 2.8. Pledge Agreement. Section 11 of the Pledge Agreement is
                      ----------------
hereby amended by deleting clause "third" thereof in its entirety and
                                   -----
substituting in lieu thereof the following:

                  third, until the later of the Overadvance Termination Date and
                  -----
                  the date on which all obligations with respect to the Overadvance Loans shall be satisfied in full in accordance with the terms of the Credit Agreement, to any amounts outstanding with respect to the Overadvance Loans, and thereafter, to the principal amount of the Pledgor Obligations

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Amendment No. 9 Effective Date. This Amendment shall be
                      ------------------------------
and become effective as of the date (the "Amendment No. 9 Effective Date") when
                                          ------------------------------
all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 9."

         SUBPART 3.2. Execution of Counterparts of Amendment and Note. The Agent
                      -----------------------------------------------
shall have received (a) counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders and (b) an Overadvance Note for the account of the Overadvance Lender, duly executed on behalf of the Borrower.

         SUBPART 3.3. Amendment Fee. The Borrower shall pay to the Agent, for
                      -------------
the account of each Lender executing and delivering this Amendment to the Agent on or before 5:00PM (EST), January 24, 2002, an amendment fee (the "Amendment
                                                                    ---------
Fee") equal to 0.15% of such Lender's Commitment.
---
                                    PART IV
                                  MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Amendment to any Part
                      ----------------
or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This
                      ------------------------------------------------
Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.


         SUBPART 4.3. References in Other Credit Documents. At such time as this
                      ------------------------------------
Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 4.4. Affirmation of Liens. The Borrower and the Guarantors, as
                      --------------------
applicable, affirm the liens and security interests created and granted in the Existing Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         SUBPART 4.5. Representations and Warranties. The Borrower and the
                      ------------------------------
Guarantors hereby represent and warrant as follows:

                  (a) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
         (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment (except as required pursuant to the Credit Agreement).

                  (d) The representations and warranties of the Credit Parties set forth in Article III of the Amended Credit Agreement are true and correct in all material respects as of the date hereof.

                  (e) No Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

                  (f) No Credit Party, to the best of its knowledge, has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder.

         SUBPART 4.6. Acknowledgment. The Guarantors (i) acknowledge and consent
                      --------------
to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

         SUBPART 4.7. Counterparts. This Amendment may be executed by the
                      ------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                      -------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9. Successors and Assigns. This Amendment shall be binding
                      ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [Remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                 GALEY & LORD, INC.
--------



                          By: /s/ Leonard F. Ferro
                          -----------------------------------------------------
                               Title:  Vice President, Treasurer and Secretary

GUARANTORS:               GALEY & LORD INDUSTRIES, INC.
----------


                          By: /s/ Leonard F. Ferro
                          -----------------------------------------------------
                               Title:  Vice President, Treasurer and Secretary

                          G&L SERVICE COMPANY, NORTH
                          AMERICA, INC., a Delaware corporation



                          By: /s/ Leonard F. Ferro
                          -----------------------------------------------------
                               Title:  Vice President, Treasurer and Secretary

                          SWIFT TEXTILES INC.,

                          a Delaware corporation

                          By: /s/ Leonard F. Ferro
                          -----------------------------------------------------
                               Title:  Vice President, Treasurer and Secretary

                          SWIFT DENIM SERVICES INC.,

                          a Delaware corporation

                          By: /s/ Leonard F. Ferro
                          -----------------------------------------------------
                               Title:  Vice President, Treasurer and Secretary

                                      GALEY & LORD PROPERTIES, INC.

                                      a Delaware corporation

                                      By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                           Title:  Vice President and Treasurer

                                      SWIFT DENIM PROPERTIES, INC.

                                      a Delaware corporation

                                      By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                           Title: Vice President and Treasurer

                                      BRIGHTON WEAVING LLC,
                                      a Delaware limited liability company



                                      By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                           Title:  Manager

                                      FLINT SPINNING LLC,
                                      a Delaware limited liability company



                                      By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                           Title:  Manager

                                      GREENSBORO TEXTILE ADMINISTRATION LLC,
                                      a Delaware limited liability company



                                      By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                           Title:  Manager

                                      MCDOWELL WEAVING LLC,
                                      a Delaware limited liability company



                                      By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                           Title:  Manager

                                  SOCIETY HILL FINISHING LLC,
                                  a Delaware limited liability company



                                  By: /s/ Anthony J. Forman
                                  ----------------------------------------------
                                       Title:  Manager

 AGENT AND LENDERS:                      FIRST UNION NATIONAL BANK,
 -----------------                       as Administrative Agent and as a Lender



                                           By: /s/ Katherine A. Harkness
                                           -------------------------------------
                                               Title:  Vice President

                                           NATIONAL CITY BANK

                                           By: /s/ Peter W. Richer
                                           -------------------------------------
                                               Title:  Vice President

                                           PAM CAPITAL FUNDING L.P.
                                           By: Highland Capital Management, L.P.
                                           As Collateral Manager

                                           By: /s/ Todd Travers
                                           -------------------------------------
                                               Title:  Senior Portfolio Manager
                                               Highland Capital Management, L.P.


                                           ML CLO XIX STERLING LTD.
                                           By: Highland Capital Management, L.P.
                                          (As Collateral successor in interest
                                           to Sterling Asset Manager)

                                           By: /s/ Todd Travers
                                           -------------------------------------
                                               Title:  Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                           PAMCO CAYMAN LTD.
                                           By: Highland Capital Management, L.P.
                                           As Collateral Manager

                                           By: /s/ Todd Travers
                                           -------------------------------------
                                               Title:  Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                         ELF FUNDING TRUST I
                                         By: Highland Capital Management, L.P.
                                         As Collateral Manager

                                         By: /s/ Todd Travers
                                         -------------------------------------
                                               Title:  Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                         ML CBO IV LTD.
                                         By: Highland Capital Management, L.P.
                                         As Collateral Manager

                                         By: /s/ Todd Travers
                                         ---------------------------------------
                                               Title:  Senior Portfolio Manager
                                               Highland Capital Management, L.P.


                                         KZH HIGHLAND-2 LLC

                                         By: /s/ Anthony Iarrobino
                                         ---------------------------------------
                                               Title:  Authorized Agent

                                         SUNTRUST BANK

                                         By: /s/ George A. Ways
                                         ---------------------------------------
                                               Title:  Managing Director

                                         WACHOVIA BANK, N.A.
                                         as Administrative Agent and as a Lender

                                         By: /s/ Katherine A. Harkness
                                         ---------------------------------------
                                               Title:  Vice President

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Michelle Sutch
                                         ---------------------------------------
                                               Title:  Vice President

                                  BANK OF SCOTLAND

                                  By: /s/ Joseph Fratus
                                  ----------------------------------------------
                                       Title:  Vice President


                                  BOS (USA) INC.

                                  By: /s/ Joseph Fratus
                                  ----------------------------------------------
                                       Title:  Vice President
                                       Bank of Scotland as Administrative Agent
                                       For BoS (USA) Inc.


                                  BANK OF TOKYO-MITSUBISHI

                                  By: /s/ Loren I. Brenowitz
                                  ----------------------------------------------
                                       Title:  Vice President


                                  BANK ONE, NA

                                  By: /s/ Michele L. Quentin
                                  ----------------------------------------------
                                       Title:  Assistant Vice President


                                  NATIONAL BANK OF CANADA

                                  By: /s/ Alex M. Council
                                  ----------------------------------------------
                                       Title:  Vice President


                                  By: /s/ Bill Handley
                                  ----------------------------------------------
                                       Title:  Vice President and Manager

                                         NORTHWOODS CAPITAL, LIMITED
                                         By: Angelo, Gordon & Co., L.P.,
                                         As Collateral Manager


                                         By: /s/ John W. Fraser
                                         ---------------------------------------
                                              Title:  Managing Director


                                         NORTHWOODS CAPITAL II, LIMITED
                                         By: Angelo, Gordon & Co., L.P.,
                                         As Collateral Manager


                                         By: /s/ John W. Fraser
                                         ---------------------------------------
                                              Title:  Managing Director

                                         BNP PARIBAS


                                         By: /s/ Edward V. Canale
                                         ---------------------------------------
                                              Title:  Managing Director


                                         THE CIT GROUP/COMMERCIAL
                                         SERVICES, INC.


                                         By: /s/ Timothy E. Cropper
                                         ---------------------------------------
                                              Title:  Vice President


                                         CYPRESS TREE INVESTMENT PARTNERS
                                         I, LTD.
                                         By: Cypress Tree Investment Management
                                         Company, Inc. as Portfolio Manager


                                         By: /s/ P. Jeffrey Huth
                                         ---------------------------------------
                                              Title:  Principal

                                         CYPRESS TREE INVESTMENT PARTNERS
                                         II, LTD.
                                         By: Cypress Tree Investment Management
                                         Company, Inc. as Portfolio Manager


                                         By: /s/ P. Jeffrey Huth
                                         ---------------------------------------
                                              Title:  Principal


                                         ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                         By: /s/ Amos Beason
                                         ---------------------------------------
                                              Title:  Director


                                         APEX (IDM) CDO I, LTD.


                                         By: /s/ Amos Beason
                                         ---------------------------------------
                                              Title:  Director


                                         ELC (CAYMAN) LTD. 2000-I


                                         By: /s/ Amos Beason
                                         ---------------------------------------
                                              Title:  Director


                                         ELC (CAYMAN) LTD.


                                         By: /s/ Amos Beason
                                         ---------------------------------------
                                              Title:  Director


                                         PACIFICA PARTNERS I, L.P.


                                         By: /s/ Tom Colwell
                                         ---------------------------------------
                                              Title:  Vice President

                                 ARCHIMEDES FUNDING, L.L.C.
                                 By: ING Capital Advisors LLC,
                                 As Collateral Manager


                                 By: /s/ Helen Rhee
                                 -----------------------------------------------
                                      Title:  Vice President & Portfolio Manager


                                 ARCHIMEDES FUNDING II, LTD.
                                 By: ING Capital Advisors LLC,
                                 As Collateral Manager


                                 By: /s/ Helen Rhee
                                 -----------------------------------------------
                                      Title:  Vice President & Portfolio Manager


                                 AIM FLOATING RATE FUND
                                 By: INVESCO Senior Secured Management,
                                 Inc., as Attorney in fact


                                 By: /s/ Gregory Stoeckle
                                 -----------------------------------------------
                                      Title:  Authorized Signatory


                                 AVALON CAPITAL LTD. 2
                                 By: INVESCO Senor Secured Management, Inc.
                                 As Portfolio Advisor


                                 By: /s/ Gregory Stoeckle
                                 -----------------------------------------------
                                      Title:  Authorized Signatory


                                 MASSMUTUAL HIGH YIELD PARTNERS II,
                                 LLC
                                 By: HYP Management, Inc.


                                 By: /s/ Kathleen Lynch
                                 -----------------------------------------------
                                      Title:  Vice President

                               MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY


                               By: /s/ Steven J. Katz
                               -------------------------------------------------
                                    Title:  Second Vice President and Associate
                                    General Counsel


                               ARK CLO 2000-1, LIMITED
                               By: Partriarch Partners, LLC
                               Its Collateral Manager


                               By: /s/ Lynn Tilton
                               -------------------------------------------------
                                    Title:  Authorized Signatory


                               ARK II CLO 2001-1, LIMITED
                               By: Partriarch Partners II, LLC
                               Its Collateral Manager


                               By: /s/ Lynn Tilton
                               -------------------------------------------------
                                    Title:  Authorized Signatory


                               PILGRIM AMERICA HIGH INCOME
                               INVESTMENTS INC. LTD.
                               By: ING Pilgrim Investments
                               As its Investment Manager


                               By: /s/ Brian S. Horton
                               -------------------------------------------------
                                    Title:  Vice President


                               SEQUILS PILGRIM-1 LTD.
                               By: ING Pilgrim Investments
                               As its Investment Manager


                               By: /s/ Brian S. Horton
                               -------------------------------------------------
                                    Title:  Vice President

                                       PILGRIM PRIME RATE TRUST
                                       By: ING Pilgrim Investments
                                       As its Investment Manager


                                       By: /s/ Brian S. Horton
                                       -----------------------------------------
                                            Title:  Vice President


                                       VAN KAMPEN CLO I, LIMITED
                                       By: Van Kampen Investment Advisory Corp.
                                       As Collateral Manager


                                       By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                            Title:  Executive Director


                                       VAN KAMPEN CLO II, LIMITED
                                       By: Van Kampen Investment Advisory Corp.
                                       As Collateral Manager


                                       By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                            Title:  Executive Director


                                       VAN KAMPEN PRIME RATE INCOME
                                       TRUST
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                            Title:  Executive Director


                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                            Title:  Executive Director